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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2000
                               (August 31, 2000)

                         ------------------------------

                               BANCORPSOUTH, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          MISSISSIPPI                             0-10826                        64-0659571
 ----------------------------            ------------------------          ----------------------
 (State or Other Jurisdiction            (Commission File Number)             (I.R.S. Employer
       of Incorporation)                                                   Identification Number)

           ONE MISSISSIPPI PLAZA
            TUPELO, MISSISSIPPI                                  38804
       -------------------------------                     ----------------
       (Address of Principal Executive                        (Zip Code)
                   Offices)

                                 (662) 680-2000
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed from Last Report)



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ITEM 5.  OTHER EVENTS

         BancorpSouth, Inc. ("BancorpSouth") and First United Bancshares, Inc. ("First United") have consummated the merger of First United into BancorpSouth effective at the end of August 31, 2000. A copy of BancorpSouth's August 31, 2000 press release announcing that the merger has been consummated is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed herewith:

Exhibit Number        Description
--------------        -----------
99.1                  Press Release issued on August 31, 2000 by BancorpSouth, Inc.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANCORPSOUTH, INC.

                                   By:    /s/ L. Nash Allen, Jr.
                                          -------------------------------------
                                          L. Nash Allen, Jr.
                                          Treasurer and Chief Financial Officer

Date:  August 31, 2000








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                                  EXHIBIT INDEX


Exhibit Number            Description
--------------            -----------
99.1                      Press Release issued on August 31, 2000 by BancorpSouth, Inc.














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